Exhibit 99.1
For Release February 26, 2014
1:05 p.m. Pacific
PRESS RELEASE
Investor Contact:
Jane Underwood
Infoblox
408.986.5493
junderwood@infoblox.com

Media Contact:
Mike Langberg
Infoblox
408.986.5697
mlangberg@infoblox.com

Infoblox Reports Second Quarter of Fiscal 2014 Results

SANTA CLARA, Calif., February 26, 2014 — Infoblox (NYSE:BLOX), the automated network control company, today reported its financial results for its second fiscal quarter ended January 31, 2014. Total net revenue for the second quarter of fiscal 2014 was $60.9 million, an increase of 12% on a year-over-year basis.
On a GAAP basis, the Company reported a net loss of $4.4 million, or $0.08 loss per fully diluted share, for the second quarter of fiscal 2014, compared with a net loss of $3.2 million, or $0.07 loss per fully diluted share, for the second quarter of fiscal 2013.
The Company reported non-GAAP net income of $6.6 million, or $0.11 diluted earnings per share on a non-GAAP weighted-average share basis, for the second quarter of fiscal 2014, compared with non-GAAP net income of $3.0 million, or $0.06 diluted earnings per share on a non-GAAP weighted-average share basis, for the second quarter of fiscal 2013. The GAAP to non-GAAP reconciling items for the second quarters of fiscal years 2014 and 2013 can be found in the "Reconciliation of GAAP to Non-GAAP Financial Measures" attached to this press release.

The second quarter fiscal 2014 financial results reported today by the Company, both on a GAAP and non-GAAP basis, are in line with the preliminary second quarter financial results provided in the Company’s press release on February 10, 2014.
“While we are disappointed in our second quarter financial results, we believe there are several strong secular trends from which we are continuing to benefit,” said Robert Thomas, president and chief executive officer. “The trends toward mobile devices, cloud computing, virtualization and next-generation data centers are placing incredible demands on networks worldwide. And with the sharp increase in DNS-based attacks, we see a great opportunity in the security market. We remain confident in our long-term strategy and are taking actions to improve our current growth trajectory.”

Financial Outlook
Infoblox announced its outlook of anticipated results for the third quarter ending April 30, 2014 and affirmed its revenue and non-GAAP EPS outlook for the year ending July 31, 2014 given in the Company’s press release on February 10, 2014. This outlook is based on a number of assumptions that it believes are reasonable at the time of this earnings release. Information regarding potential risks that could cause the actual results to differ from these forward-looking statements is set forth below and in Infoblox’s filings with the Securities and Exchange Commission.
For the third fiscal quarter ending April 30, 2014, the Company currently expects:
•Total net revenue in the range of $61 million to $62 million;
•Non-GAAP gross margin to be between 78% to 79%;
•Non-GAAP operating margin in the range of 2.5% to 3.5%; and
•Non-GAAP diluted net income per share ("non-GAAP EPS") to be in the range of $0.02 to $0.03, assuming approximately 57.7 million shares on a non-GAAP diluted weighted-average share basis.
For the fiscal year ending July 31, 2014, the Company currently expects:
•Total net revenue in the range of $250 million to $254 million;
•Non-GAAP operating margin in the range of 7.5% to 8.5%; and
•Non-GAAP EPS to be in the range of $0.30 to $0.34, assuming approximately 57.5 million shares on a non-GAAP diluted weighted-average share basis.

About Non-GAAP Financial Measures
To supplement our financial results presented in accordance with Generally Accepted Accounting Principles (GAAP), this press release and the accompanying tables and the related earnings conference call contain certain non-GAAP financial measures, including non-GAAP gross profit and gross margin, non-GAAP operating income and operating margin, non-GAAP net income, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We also provide third fiscal quarter 2014 and fiscal year 2014 estimates for non-GAAP gross margin, non-GAAP operating margin, non-GAAP EPS and non-GAAP diluted weighted-average shares outstanding. We believe these non-GAAP financial measures are helpful in understanding our past financial performance and future results. Our non-GAAP financial measures should not be considered in isolation or as a substitute for comparable GAAP measures and should be read in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand and manage our business and forecast future periods. These non-GAAP financial measures are not based on any standardized methodology prescribed by GAAP and are not necessarily comparable to similar measures presented by other companies. Our non-GAAP financial measures include adjustments based on the following items:
Stock-based compensation expenses: We have excluded the effect of stock-based compensation from our non-GAAP operating results. Although stock-based compensation is a key incentive offered to our employees, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.
Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating results. Amortization of intangible assets is a non-cash expense, and it is not part of our core operations. Investors should note that the use of intangible assets contributed to revenues earned during the periods presented and will contribute to future period revenues as well.
Acquisition related expenses: Acquisition related expenses may include transaction costs, costs for transitional employees, other acquired employee related retention costs, integration related professional services, adjustments to the fair value of the acquisition related contingent consideration, and the write-down of certain acquired in-progress research and development intangibles. We believe that to the extent we incur significant expenses in connection with our acquisitions, it is useful for investors to understand the effects of these items on our total operating expenses.

Our non-GAAP Financial Measures are described as follows:
Non-GAAP gross profit and gross margin. Non-GAAP gross profit is gross profit as reported on our consolidated statements of operations, excluding the impact of stock-based compensation and intangible asset amortization expense. Non-GAAP gross margin is non-GAAP gross profit divided by net revenue.
Non-GAAP operating income and operating margin. Non-GAAP operating income is income (loss) from operations as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP operating margin is non-GAAP operating income divided by net revenue.
Non-GAAP net income and non-GAAP EPS. Non-GAAP net income is net income (loss) as reported on our consolidated statements of operations, excluding the impact of stock-based compensation, intangible asset amortization expense and acquisition related expenses. Non-GAAP EPS is non-GAAP net income divided by non-GAAP diluted weighted-average shares outstanding.
For reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures, please see the section of the accompanying tables titled, “Reconciliation of GAAP to Non-GAAP Financial Measures.”

Conference Call & Webcast
Management will host a conference call today, February 26, 2014, at 1:30 p.m. PT/4:30 p.m. ET to discuss its fiscal second quarter 2014 financial results. To access the call, investors may dial 800-230-1092 (domestic) or 612-288-0337 (international) at least 10 minutes prior to the scheduled start of the call. A live webcast of the call will also be available on the corporate website at: http://ir.infoblox.com. An archive of the webcast will be available to the company’s website and a taped reply will be available for one week at 800-475-6701 (domestic) or 320-365-3844 (international), passcode 318525.
About Infoblox
Infoblox (NYSE:BLOX) delivers Automated Network Control solutions, the fundamental technology that connects end users, devices and networks. These solutions enable approximately 7,100 enterprises and service providers to transform, secure and scale complex networks. Infoblox helps take the burden of complex network control out of human hands, reduce costs, and increase security, accuracy and uptime. Infoblox is headquartered in Santa Clara, California and has operations in over 25 countries.
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Cautionary Statement
All statements in this release that are not statements of historical fact, including but not limited to the quotation attributable to Mr. Thomas and the statements under “Financial Outlook” are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause our actual results to differ materially, including, but not limited to: unexpected delays in the delivery of our solutions, particularly at the end of the quarter, changes in demand for automated network control solutions, the market acceptance of our products; the fluctuations in our gross margins; the concentration of our customer base; competitive developments including pricing pressures; our ability to manage operating expenses effectively; and the general economic, industry or political conditions in the United States or internationally.
For a detailed discussion of these and other risk factors, please refer to our filings with the Securities and Exchange Commission, which are available on our investor relations Web site (http://ir.infoblox.com/) and on the SEC’s Web site (www.sec.gov).
All information provided in this release and in the attachments is as of February 26, 2014, and stockholders of Infoblox are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. Infoblox does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after this February 26, 2014 press release, or to reflect the occurrence of unanticipated events.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - GAAP BASIS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	January 31, 2014	October 31, 2013	January 31, 2013	January 31, 2014	January 31, 2013
Net revenue:
Products and licenses	$31,565	$35,962	$30,807	$67,527	$57,905
Services	29,317	27,559	23,632	56,876	46,039
Total net revenue	60,882	63,521	54,439	124,403	103,944
Cost of revenue:
Products and licenses	7,086	7,887	7,100	14,973	12,940
Services	6,633	5,821	4,542	12,454	8,791
Total cost of revenue	13,719	13,708	11,642	27,427	21,731
Gross profit	47,163	49,813	42,797	96,976	82,213
Operating expenses:
Research and development	11,844	11,600	10,593	23,444	20,807
Sales and marketing	32,854	33,131	29,108	65,985	54,739
General and administrative	6,848	6,986	5,493	13,834	11,151
Total operating expenses	51,546	51,717	45,194	103,263	86,697
Loss from operations	(4,383)	(1,904)	(2,397)	(6,287)	(4,484)
Other expense, net	(103)	(101)	(220)	(204)	(326)
Loss before provision for (benefit from) income taxes	(4,486)	(2,005)	(2,617)	(6,491)	(4,810)
Provision for (benefit from) income taxes	(92)	544	629	452	826
Net loss	$(4,394)	$(2,549)	$(3,246)	$(6,943)	$(5,636)

Net loss per share - basic and diluted	$(0.08)	$(0.05)	$(0.07)	$(0.13)	$(0.12)

Weighted-average shares used in computing basic and diluted net loss per share	53,284	52,274	47,827	52,779	46,940

INFOBLOX INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended			Six Months Ended
	January 31, 2014	October 31, 2013	January 31, 2013	January 31, 2014	January 31, 2013
Gross Profit Reconciliation:
GAAP gross profit	$47,163	$49,813	$42,797	$96,976	$82,213
Stock-based compensation expense	960	704	376	1,664	804
Amortization of intangible assets	276	254	254	530	508
Non-GAAP gross profit	$48,399	$50,771	$43,427	$99,170	$83,525
Gross Margin Reconciliation:
GAAP gross margin	77.5%	78.4%	78.6%	78.0%	79.1%
Stock-based compensation expense	1.6	1.1	0.7	1.3	0.8
Amortization of intangible assets	0.4	0.4	0.5	0.4	0.5
Non-GAAP gross margin	79.5%	79.9%	79.8%	79.7%	80.4%
Operating Income (Loss) Reconciliation:
GAAP operating loss	$(4,383)	$(1,904)	$(2,397)	$(6,287)	$(4,484)
Stock-based compensation expense	10,424	9,041	5,618	19,465	10,540
Amortization of intangible assets	603	581	581	1,184	1,162
Non-GAAP operating income	$6,644	$7,718	$3,802	$14,362	$7,218
Operating Margin Reconciliation:
GAAP operating margin	(7.2%)	(3.0%)	(4.4%)	(5.1%)	(4.3%)
Stock-based compensation expense	17.1	14.2	10.3	15.6	10.1
Amortization of intangible assets	1.0	0.9	1.1	1.0	1.1
Non-GAAP operating margin	10.9%	12.1%	7.0%	11.5%	6.9%
Net Income (Loss) Reconciliation:
GAAP net loss	$(4,394)	$(2,549)	$(3,246)	$(6,943)	$(5,636)
Stock-based compensation expense	10,424	9,041	5,618	19,465	10,540
Amortization of intangible assets	603	581	581	1,184	1,162
Non-GAAP net income	$6,633	$7,073	$2,953	$13,706	$6,066

Non-GAAP EPS	$0.11	$0.12	$0.06	$0.24	$0.11
Shares used in Computing non-GAAP EPS Reconciliation:
Diluted shares:
Weighted-average shares used in calculating GAAP diluted net loss per share	53,284	52,274	47,827	52,779	46,940
Additional dilutive securities for non-GAAP income	4,547	5,452	4,814	5,032	5,882
Weighted-average shares used in calculating non-GAAP diluted net income per share	57,831	57,726	52,641	57,811	52,822

INFOBLOX INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except per share data)

	January 31, 2014	July 31, 2013
	(Unaudited)	(a)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$83,030	$69,828
Short-term investments	167,923	139,508
Accounts receivable, net	33,537	38,728
Inventory	5,397	4,478
Deferred tax assets	806	1,354
Prepaid expenses and other current assets	5,395	6,023
Total current assets	296,088	259,919
Property and equipment, net	19,077	18,370
Restricted cash	3,513	3,508
Intangible assets, net	5,330	5,494
Goodwill	33,293	32,726
Other assets	594	443
TOTAL ASSETS	$357,895	$320,460
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued liabilities	$14,037	$12,387
Accrued compensation	9,397	12,472
Deferred revenue, net	78,547	68,479
Total current liabilities	101,981	93,338
Deferred revenue, net	32,001	29,693
Deferred tax liability	668	1,055
Other liabilities	6,446	6,821
TOTAL LIABILITIES	141,096	130,907
STOCKHOLDERS’ EQUITY:
Convertible preferred stock, $0.0001 par value per share—5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.0001 par value per share—100,000 shares authorized; 53,774 shares and 51,670 shares issued and outstanding as of January 31, 2014 and July 31, 2013	5	5
Additional paid-in capital	336,245	302,101
Accumulated other comprehensive income (loss)	34	(11)
Accumulated deficit	(119,485)	(112,542)
TOTAL STOCKHOLDERS’ EQUITY	216,799	189,553
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$357,895	$320,460

(a) Derived from the July 31, 2013 audited consolidated financial statements.

INFOBLOX INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended January 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(6,943)	$(5,636)
Adjustments to reconcile net loss to net cash provided by operating activities:
Stock-based compensation	19,465	10,540
Depreciation and amortization	4,320	2,929
Excess tax benefits from employee stock plans	(124)	(218)
Amortization of investment premium	282	132
Other	37	57
Changes in operating assets and liabilities:
Accounts receivable, net	5,191	(4,833)
Inventory	(919)	(425)
Prepaid expenses, other current assets and other assets	640	(1,604)
Accounts payable and accrued liabilities	1,619	784
Accrued compensation	(3,075)	1,060
Deferred revenue, net	12,362	9,463
Other liabilities	(375)	5,513
Net cash provided by operating activities	32,480	17,762
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of short-term investments	(68,813)	(96,125)
Proceeds from maturities of short-term investments	40,160	720
Purchases of property and equipment	(3,725)	(6,736)
Business acquisition	(1,000)	—
Change in restricted cash	—	532
Net cash used in investing activities	(33,378)	(101,609)
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of common stock under the employee stock plans	13,976	11,795
Excess tax benefits from employee stock plans	124	218
Payment of remaining unpaid initial public offering costs	—	(235)
Net cash provided by financing activities	14,100	11,778
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	13,202	(72,069)
CASH AND CASH EQUIVALENTS—Beginning of period	69,828	156,613
CASH AND CASH EQUIVALENTS—End of period	$83,030	$84,544
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
Restricted stock units released in connection with business acquisition	$573	$—
Cash paid for income taxes, net	$229	$487
Purchases of property and equipment not yet paid	$214	$1,538
Change in liability due to vesting of early exercised stock options, net	$34	$192